Supplement to
The North Carolina
Capital Management
Trust's
August 28, 2000 Prospectus

Effective November 16, 2000, Fidelity Distributors Corporation (FDC) no longer distributes shares of the North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (the funds) through Sterling Capital Distributors, Inc. (Sterling). Effective May 16, 2001, FDC distributes the funds' shares through Capital Management of the Carolinas, LLC (CMC).

All references in the prospectus to Sterling are replaced by references to CMC. In addition, all references in this prospectus to the address of the North Carolina Capital Management Trust are replaced by the following address:

The North Carolina Capital Management Trust
c/o Capital Management of the Carolinas, LLC
1520 South Boulevard, Suite 230
Charlotte, NC 28203.

The following information replaces the similar information on the front cover.

For a free copy of either document, or for information or assistance in opening an account, please call CMC in Charlotte, North Carolina at
1-800-222-3232 (toll-free) or
1-704-377-3535 (locally).

The following information replaces the last paragraph under the "General Information" heading in the "Buying and Selling Shares" section on page P-10.

Certain methods, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). You should consider other methods of contacting CMC, such as sending a facsimile to 1-704-332-4151 or a telegram to CMC.

NC-01-02 May 21, 2001
1.710543.106

SUPPLEMENT TO THE

NORTH CAROLINA CAPITAL MANAGEMENT TRUST'S

August 28, 2000

STATEMENT OF ADDITIONAL INFORMATION

Effective November 16, 2000, Fidelity Distributors Corporation (FDC) no longer distributes shares of the North Carolina Capital Management Trust: CashPortfolio and Term Portfolio (the funds) through Sterling Capital Distributors, Inc. Effective May 16, 2001, FDC distributes the funds' shares through Capital Management of the Carolinas, LLC (CMC).

The following information replaces the similar information on the cover page.

To obtain a free additional copy of the prospectus, dated August 28, 2000, or an annual report, please call CMC in Charlotte, North Carolina at 1-800-222-3232.

The following information has been removed from the "Investment Limitations of Cash Portfolio" section on page S-2 .

(8) knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market quotation or engage in a "qualified repurchase agreement" maturing in more than seven days with respect to any security, if, as a result, more than 10% of the fund's total assets (taken at current value) would be invested in such securities (investments in instruments of smaller banks which are not readily marketable will be considered to be within this 10% limitation);

The following information supplements the non-fundamental investment limitations in the "Investment Limitations of Cash Portfolio" section on page S-3 .

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

NCB-01-02 May 21, 2001
1.736037.106

The following information has been removed from the "Investment Limitations of Term Portfolio" section on page S-4 .

(8) knowingly purchase or otherwise acquire any securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or engage in any repurchase agreements which mature in more than seven days if, as a result, more than 10% of the value of its net assets would be invested in all such securities;

The following information supplements the non-fundamental investment limitations in the "Investment Limitations of Term Portfolio" section on page S-5 .

(iii) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

The following information replaces the similar information in the "Portfolio Transactions" section on page S-10.

A fund may pay both commissions and spreads in connection with the placement of portfolio transactions. For the fiscal years ended June 30, 1998, 1999, and 2000, the funds paid no brokerage commissions.

The following information has been removed from the "Trustees and Officers" section beginning on page S-18 because Mr. Byrnes retired as a Trustee on December 31, 2000.

*William L. Byrnes (78), President and Trustee, is a Director of Fidelity International Limited and Vice Chairman, a Director and Managing Director of FMR Corp.

The following information supplements the information found in the "Trustees and Officers" section beginning on page S-18 because effective January 24, 2001, Mr. Boyles, Mr. McCoy, and Mr. Rivers serve as Trustees.

Harlan E. Boyles (71), Trustee (2001), was the Treasurer of the State of North Carolina from 1977 until 2000, when he decided not to seek reelection. During his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served as Chairman of the Local Government Commission, the Tax Review Board, the State Banking Commission, the Board of Trustees of the Teachers and State Employees' Retirement System, the Board of Trustees of the Local Government Employees' Retirement System, the Board of Trustees of the Fireman's and Rescue Squad Workers' Pension Fund, the North Carolina Educational Facilities Finance Agency, and the North Carolina Solid Waste Management Capital Projects Financing Agency. Also during his tenure as the Treasurer of the State of North Carolina, Mr. Boyles served as a Member of the Council of State, the State Board of Education, the State Board of Community Colleges, the Capital Planning Commission, the North Carolina Housing Partnership, the North Carolina Air Cargo Airport Authority, the Board of Directors of the North Carolina Art Society, and the Auxiliary Board of Awards for State Purchasing & Contract. Mr. Boyles is also a former member of the Securities and Exchange Commission's Municipal Securities Rulemaking Board.

William O. McCoy (67), Trustee (2001). Mr. McCoy also serves as a Trustee of other investment companies advised by FMR (1997). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke-Weeks Realty Corporation (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), the Kenan Transport Company (trucking, 1996), and Acterna Corporation (electronics, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997). In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

The following information replaces similar information in the "Trustees and Officers" section beginning on page S-18.

*Fred L. Henning, Jr. (61), Trustee (2000), is President of Cash Portfolio and Term Portfolio (2001). Mr. Henning is also President of Fidelity Corporate Services (2000). Mr. Henning joined Fidelity in 1977 as the portfolio manager of Fidelity Daily Income Trust Fund, which he managed until 1979. Since 1979, Mr. Henning has held a number of positions with FMR and its affiliates, including President of Fidelity Investments Fixed Income Division and Senior Vice President of Fidelity Investments Money Management, Inc. (1998-2000); Senior Vice President of Fidelity Management & Research Company/Division Head of Fidelity Fixed Income (1995-1998); and Senior Vice President of FMR Texas, Inc. (1989-1995). He has also served as a portfolio manager or officer of a number of investment companies managed or advised by FMR.

*J. Calvin Rivers, Jr. (55), Trustee (2001), is Vice President of Cash Portfolio and Term Portfolio. Mr. Rivers is President of Capital Management of the Carolinas, LLC (2000). Mr. Rivers is also a director of Bojangle's Inc. (1998) a fast-food restaurant chain operating primarily in the Southeastern United States. Previously, Mr. Rivers was a Director and Executive Vice President of Sterling Capital Management, Inc. (1981-2000), Director and President of Sterling Capital Distributors, Inc. (1982-2000), and an independent contractor working for Fidelity Investments Institutional Services Company, Inc. (2000).

The following information replaces the second paragraph in the "Distribution Services" section on page S-23.

FDC in turn has entered into a distribution and service agent agreement with CMC, headquartered in Charlotte, NC. Under the terms of the agreement, CMC has assumed from FDC primary responsibility for the distribution of each fund's shares.

The following information replaces the fourth, fifth, and sixth paragraphs in the "Distribution Services" section on page S-23.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services.

Pursuant to each Plan, FMR pays FDC a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. In turn, pursuant to each distribution and service agent agreement, FDC pays CMC a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. Average net assets are determined at the close of business on each day throughout the month.

Prior to November 16, 2000, pursuant to each Plan, FMR, through FDC, paid Sterling Capital Distributors Inc. (Sterling) for providing services intended to result in the sale of fund shares and/or shareholder support services. For the fiscal year ended June 30, 2000, FMR paid Sterling, through FDC, 12b-1 fees of $4,101,043 on behalf of Cash Portfolio and $127,915 on behalf of Term Portfolio. From June 1, 2000 through November 15, 2000, FMR paid Sterling, through FDC, a monthly 12b-1 fee at an annual rate according to the following schedule: 0.080% of average net assets through $1.0 billion; 0.080% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.070% of average net assets in excess of $2.0 billion. Prior to June 1, 2000, FMR paid Sterling, through FDC, a monthly 12b-1 fee at an annual rate according to the following schedule: 0.150% of average net assets through $1.0 billion; 0.150% of average net assets in excess of $1.0 billion through $2.0 billion; and 0.140% of average net assets in excess of $2.0 billion.